Exhibit 10.1

AMENDMENT NO. 1 TO
SYNOVUS FINANCIAL CORP. 2021 DIRECTOR STOCK PURCHASE PLAN

THIS AMENDMENT NO. 1 TO SYNOVUS FINANCIAL CORP. 2011 DIRECTOR STOCK PURCHASE PLAN (this “Amendment”) is entered into as of August 30, 2024. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning given to such terms in the Synovus Financial Corp. 2021 Director Stock Purchase Plan, effective as of June 1, 2021 (the “Plan”).

WHEREAS, Synovus Financial Corp. (“Synovus”) maintains the Plan;

WHEREAS, the Plan names American Stock Transfer and Trust Company, LLC as the Agent under the Plan (the “Original Agent”);

    WHEREAS, pursuant to Article 5 of the Plan, Synovus will remove the Original Agent, effective as of the date hereof;

WHEREAS, Synovus desires to appoint Broadridge Corporate Issuer Solutions, LLC, a Pennsylvania limited liability company (“Broadridge”), as successor Agent under the Plan, effective as of the date hereof;

    NOW, THEREFORE, Synovus hereby amends the Plan as follows:
1.Appointment of Successor Agent. Synovus hereby appoints Broadridge to act as Agent under the Plan in accordance with the express terms and conditions of the Plan, effective as of August 30, 2024.

2.Amendment To Plan.    Article 1(B) of the Plan is amended and restated in its entirety to read as follows:
“B.     Agent of the Plan, or Agent: Broadridge Corporate Issuer Solutions, LLC, or any duly appointed successor Agent.”
3.Benefits of this Amendment. Nothing in this Amendment shall affect or diminish any Participant’s right to the benefit of contributions made by such Participant or his or her Participating Affiliate prior to the date hereof, and no amendment shall affect the authority, duties, rights, liabilities or indemnities of the Agent without the Agent’s prior written consent.
4.Governing Law. This Amendment shall be governed by and construed under the laws of the State of Georgia.
5.Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument and shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.
6.Effect of Amendment. Except as expressly modified by the Amendment, the Plan shall remain in full force and effect.
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IN WITNESS WHEREOF, Synovus has caused this Amendment to be duly executed by its authorized officer as of the day and year first above written.

SYNOVUS FINANCIAL CORP.
By:	/s/ Mary Maurice Young
Name: Mary Maurice Young
Title: Deputy General Counsel and Corporate Secretary

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